MONY Series Fund, Inc.

2002 ANNUAL REPORT

December 31, 2002

Equity Income Portfolio

Equity Growth Portfolio

Intermediate Term Bond Portfolio

Long Term Bond Portfolio

Government Securities Portfolio

Money Market Portfolio

Diversified Portfolio

MONY SERIES FUND

PRESIDENT’S LETTER

12/31/02

2002 marked the third down year in a row for the popular stock averages; bond investors, however, had another positive year. We believe that the low point for the stock market came amidst scandals involving companies, accountants and Wall Street analysts; compounded by earnings disappointments and restatements, and an erratic economy. Disheartened investors who had suffered a steadily declining market for two years, finally capitulated and helped establish the low. Risk aversion became the focus, stocks and stock funds were sold, bond funds were bought and Treasury bonds in particular rallied sharply. We believe that there was a complete reversal of the ebullient, speculative behavior which prevailed in the late nineties.

Entering the new year uncertainty continues to dominate the economic and stock market outlook. The market rallied during the fourth quarter following the summer’s low point. For the rally to continue investors need to have some of the current clouds dissipate. Uncertainty causes corporations to postpone capital investment, new products and expansion in general. It causes consumers to postpone purchases and leads investors toward more risk aversion. The various scandals have lessened as an influence, but the economy, corporate earnings, potential conflict with Iraq and terrorism continue as major concerns. We anticipate that these concerns will be with us for a while, but there are some reasons to expect that they too will diminish.

The economic recovery is still erratic and inconsistent, with a sign of strength often followed by a sign of weakness. The trend is positive, the slope may not be smooth, but it is upward. The stock market continues to be the most important influence on consumer and corporate confidence. A stronger market would help the economy, which would reinforce the market, and so on. There is still a lot of concern about deflation and a double dip in the economy, but there are also a number of positives in the outlook. The Federal Reserve has stated that they recognize the problem, still have weapons to combat it and will use them. It also seems to be cognizant of the importance of a stable, improving stock market.

There has already been strong monetary stimulus over the past 15 months, and, we believe, that should continue to have an impact. There has been fiscal stimulus in the form of tax cuts, and some more investor friendly measures are being discussed. Some commodity prices have begun to firm, and this is a good sign for both the economy and corporate profits if it continues. There has been very little pricing power recently, and cost cutting and lay offs have borne the brunt of maintaining corporate earnings. Some ability to raise prices as a result of stronger demand would be welcome. The potential conflict with Iraq and terrorism will continue as market influences, but at least in the case of Iraq, events seem to be moving toward some kind of decision.

The main question being asked by investors who have suffered through three down years and a severe bear market is, was that the bottom? Whether or not the July-October lows were the bottom won’t be known until some time later, but the conditions that existed then were often associated with important lows in the past. Certainly, in terms of depth and duration this qualifies as a major bear market. There was capitulation on the part of stock and fund investors and bond funds became very popular. There was confusion about what constituted earnings, and company managements were required to certify that their financials were accurate. Stocks went from being wildly popular and the asset of choice, to being seen as only a way to lose money; and it seemed it would be very difficult for stocks to make much upside progress for a long time.

This is the kind of sentiment that produces market bottoms, and the market experienced a strong rally. Whether it continues or whether the market suffers another relapse is impossible to know now, especially given the geopolitical uncertainties, but the environment for long term investors is much more attractive now than it has been in years. We believe that the fundamental conditions for a better market are present: interest rates remain low, earnings are improving, productivity is strong, scandals and shortcomings are being addressed, some investor friendly tax measures are being proposed, but skepticism remains high. Investors will likely have to be content with returns that are more in line with the historic 8 to 10 percent, rather than the high double digit returns of the exuberant nineties. But in a 4 to 5 percent interest rate environment, that should be attractive.

Sincerely,

Chairman

1

MONY SERIES FUND, INC.

Equity Income Portfolio

Investment Objective

The objective of the Equity Income Portfolio is to seek capital appreciation combined with a high level of current income.

2002 Performance Review

The Equity Income Portfolio had a year-end total return of -15.14% versus the Standard and Poor’s 500 Index (“S&P 500 Index”) of -22.11%. We believe that in the midst of the various scandals and accounting improprieties, investors began to look for simpler, more straightforward business plans and accounting methods. Also in 2002, there was a greater interest in dividends, because they are paid in cash (not in accounting creativity) and there have been discussions in Washington, DC about some tax relief measures. This Portfolio invests in companies with above average dividend yields, so the focus on yield is welcome.

In a very difficult market a combination of cyclical, financial and consumer stocks helped the Portfolio’s performance in 2002. In addition to the negative impact of the market itself, the Portfolio’s results were adversely affected by an underweight versus the S&P 500 Index in consumer staples which performed relatively well. For most of the year the portfolio had a barbell type strategy with an overweight in cyclical stocks in anticipation of an economic recovery, and at the other end, some consumer staples and healthcare stocks to provide Portfolio stability in a volatile environment.

For 2003 the strategy will be to maintain an emphasis on cyclical stocks in anticipation of an erratic, but growing economy as the year progresses. Consumer stocks have been reduced as the market and economic outlook has improved. Healthcare and electric utility stocks, two groups which underperformed earlier in 2002, but whose fundamentals and valuation are now more attractive, are being increased in emphasis.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions.

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

MONY SERIES FUND, INC.

Equity Income Portfolio

Portfolio of Investments

December 31, 2002

Common Stocks — 94.90%	Number of Shares or Principal Amount	Value

Aerospace — 4.38%
Honeywell International Inc.	4,000	$96,000
Northrop Grumman Corporation	1,501	145,553
Raytheon Company	2,500	76,875
United Technologies Corporation	1,800	111,492

		429,920

Automotive — 4.78%
Cummins Inc.	4,300	120,959
Ford Motor Company	4,000	37,200
General Motors Corporation	2,000	73,720
Genuine Parts Company	1,200	36,960
Johnson Controls Inc.	2,500	200,425

		469,264

Banking — 6.67%
Bank of America Corporation	2,500	173,925
Bank One Corporation	3,000	109,650
J. P. Morgan Chase & Company	2,000	48,000
KeyCorp	4,000	100,560
U.S. Bancorp	5,000	106,100
Wells Fargo & Company	2,500	117,175

		655,410

Chemicals — 2.48%
Dow Chemical Company	3,500	103,950
Du Pont (E. I.) de Nemours & Company	3,300	139,920

		243,870

Computer Hardware — 0.41%
Hewlett-Packard Company	2,300	39,928

Conglomerates — 1.75%
Textron Inc.	4,000	171,960

Consumer Non-Durables — 0.99%
Avon Products Inc.	1,800	96,966

Consumer Products — 3.48%
Eastman Kodak Company	1,300	45,552
Gillette Company	2,500	75,900
Kimberly-Clark Corporation	1,000	47,470
Procter & Gamble Company	800	68,752
Whirlpool Corporation	2,000	104,440

		342,114

Crude & Petroleum — 2.81%
Burlington Resources Inc.	1,700	72,505
ChevronTexaco Corporation	700	46,536
Exxon Mobil Corporation	4,500	157,230

		276,271

Electrical Equipment — 4.72%
Dominion Resources Inc.	3,000	164,700
Emerson Electric Company	3,000	152,550
General Electric Company	6,000	146,100

		463,350

Energy — 3.54%
Duke Energy Corporation	4,500	87,930
El Paso Energy Corporation	3,000	20,880
Entergy Corporation	3,500	159,565
Exelon Corporation	1,500	79,155

		347,530

Food, Beverages & Tobacco — 2.12%
Anheuser-Busch Companies, Inc.	1,000	48,400
Coca-Cola Company	2,500	109,550
PepsiCo Inc.	1,200	50,664

		208,614

	Number of Shares or Principal Amount	Value

Insurance — 2.86%
Marsh & McLennan Companies Inc.	3,500	$161,735
St. Paul Companies Inc.	3,500	119,175

		280,910

Machinery — 6.75%
Caterpillar Inc.	3,500	160,020
Deere & Company	4,000	183,400
Ingersoll-Rand Company Ltd.	4,000	172,240
Pitney Bowes Inc.	4,500	146,970

		662,630

Manufacturing — 4.66%
3M Company	2,000	246,600
Eaton Corporation	2,700	210,897

		457,497

Metals & Mining — 1.77%
Alcoa Inc.	4,000	91,120
Nucor Corporation	2,000	82,600

		173,720

Misc. Financial Services — 4.62%
Citigroup Inc.	4,000	140,760
Fannie Mae	2,500	160,825
Morgan Stanley Dean Witter & Company	3,800	151,696

		453,281

Multi-Line Insurance — 1.13%
Lincoln National Corporation	3,500	110,530

Oil Services — 6.31%
Baker Hughes Inc.	2,500	80,475
Conocophillips	1,000	48,390
Diamond Offshore Drilling Inc.	3,000	65,550
Kerr-McGee Corporation	1,500	66,450
KeySpan Corporation	4,000	140,960
Murphy Oil Corporation	2,000	85,700
Schlumberger Ltd.	1,300	54,717
Tidewater Inc.	2,500	77,750

		619,992

Paper & Forest Products — 2.82%
Georgia-Pacific Group	4,500	72,720
International Paper Company	3,000	104,910
MeadWestvaco Corporation	4,000	98,840

		276,470

Pharmaceuticals — 11.29%
Abbott Laboratories	2,500	100,000
Baxter International Inc.	3,500	98,000
Bristol-Myers Squibb Company	3,000	69,450
Eli Lilly & Company	2,000	127,000
Johnson & Johnson	1,100	59,081
Merck & Company Inc.	3,800	215,118
Pfizer Inc.	6,500	198,705
Pharmacia Corporation	1,500	62,700
Schering-Plough Corporation	3,000	66,600
Wyeth	3,000	112,200

		1,108,854

Printing & Publishing — 1.85%
McGraw-Hill Companies Inc.	3,000	181,320

Property-Casualty Insurance — 2.27%
Allstate Corporation	2,500	92,475
Chubb Corporation	2,500	130,500

		222,975

MONY SERIES FUND, INC.

Equity Income Portfolio — (Continued)

Portfolio of Investments

December 31, 2002

	Number of Shares or Principal Amount	Value

Raw Materials — 1.25%
Weyerhaeuser Company	2,500	$123,025

Real Estate — 1.00%
Equity Residential Properties Trust	4,000	98,320

Telecommunications — 4.88%
BellSouth Corporation	5,500	142,285
SBC Communications Inc.	6,000	162,660
Verizon Communications Inc.	4,500	174,375

		479,320

	Number of Shares or Principal Amount	Value

Transportation — 3.31%
Canadian National Railway Company	1,500	$62,340
CSX Corporation	4,000	113,240
Union Pacific Corporation	2,500	149,675

		325,255

Total Common Stocks
(Identified cost $9,845,501)		9,319,296

Total Investments
(Identified cost $9,845,501)		$9,319,296

Other Assets Less Liabilities — 5.10%		500,853

Net Assets — 100%		$9,820,149

See notes to financial statements.

MONY SERIES FUND, INC.

Equity Growth Portfolio

Investment Objective

The objective of the Equity Growth Portfolio is to seek capital appreciation.

2002 Performance Review

The Equity Growth Portfolio had a year-end 2002 total return of -22.67% versus the Standard and Poor’s 500 Index (“S&P 500”) return of -22.11%.

In a very difficult market a combination of industrial, energy and healthcare stocks helped the Portfolio’s performance in 2002. In addition to the negative impact of the market itself, the Portfolio was adversely affected by an underweight, versus the S&P 500, in consumer staples because consumer staples performed well. For most of the year the strategy emphasized economy sensitive stocks in anticipation of a gradual economic recovery. Therefore, the Portfolio was overweighted, versus the S&P 500, in industrials, materials and energy stocks. Later in the year the healthcare and technology sector holdings were increased in weight due to attractive valuations combined with improving fundamentals.

We believe for 2003 the anticipation of an erratic and inconsistent, but growing economy means a continuation of the strategy of emphasizing cyclical stocks. The Portfolio is currently overweight in materials stocks (i.e., chemicals, papers, forest products and metals), industrials stocks (i.e., farm and construction machinery, defense and conglomerates) and energy stocks (i.e., oil, gas, and oil drilling & service). We anticipate that healthcare and information technology stocks will be gradually increased in weight in the Portfolio.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions.

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

MONY SERIES FUND, INC.

Equity Growth Portfolio

Portfolio of Investments

December 31, 2002

Domestic Common Stocks — 91.41%	Number of Shares or Principal Amount	Value

Aerospace — 2.68%
Northrop Grumman Corporation	100	$9,700
Raytheon Company	300	9,225
United Technologies Corporation	200	12,388

		31,313

Automotive — 2.15%
Cummins Inc.	500	14,065
General Motors Corporation	300	11,058

		25,123

Banking — 6.10%
Bank of America Corporation	200	13,914
Bank One Corporation	300	10,965
J. P. Morgan Chase & Company	300	7,200
KeyCorp	500	12,570
U.S. Bancorp	600	12,732
Wells Fargo & Company	300	14,061

		71,442

Biotechnology — 1.24%
Amgen Inc. (a)	300	14,502

Business Services — 1.34%
Automatic Data Processing Inc.	400	15,700

Cable — 1.16%
Comcast Corporation (a)	600	13,554

Chemicals — 2.46%
Dow Chemical Company	400	11,880
Du Pont (E. I.) de Nemours & Company	400	16,960

		28,840

Computer Hardware — 5.73%
Cisco Systems Inc. (a)	1,300	17,030
Dell Computer Corporation (a)	600	16,044
EMC Corporation (a)	900	5,526
Hewlett-Packard Company	300	5,208
International Business Machines Corporation	300	23,250

		67,058

Computer Services — 0.24%
Sun Microsystems Inc. (a)	900	2,799

Computer Software — 4.01%
Microsoft Corporation (a)	700	36,190
Oracle Corporation (a)	1,000	10,800

		46,990

Crude & Petroleum — 2.06%
ChevronTexaco Corporation	100	6,648
Exxon Mobil Corporation	500	17,470

		24,118

Electrical Equipment — 3.40%
Emerson Electric Company	400	20,340
General Electric Company	800	19,480

		39,820

Finance — 1.16%
Goldman Sachs Group Inc.	200	13,620

Food, Beverages & Tobacco — 2.67%
Anheuser-Busch Companies Inc.	200	9,680
Coca-Cola Company	300	13,146
PepsiCo Inc.	200	8,444

		31,270

	Number of Shares or Principal Amount	Value

Machinery — 4.37%
Caterpillar Inc.	500	$22,860
Cooper Cameron Corporation (a)	200	9,964
Deere & Company	400	18,340

		51,164

Manufacturing — 1.84%
Ingersoll-Rand Company Ltd.	500	21,530

Medical Instruments — 0.14%
Zimmer Holdings Inc. (a)	40	1,661

Metals & Mining — 1.92%
Alcoa Inc.	500	11,390
El Paso Corporation	400	2,784
Nucor Corporation	200	8,260

		22,434

Misc. Financial Services — 4.52%
Citigroup Inc.	500	17,595
Fannie Mae	300	19,299
Morgan Stanley Dean Witter & Company	400	15,968

		52,862

Multi-Line Insurance — 2.47%
American International Group Inc.	500	28,925

Oil Services — 6.58%
Baker Hughes Inc.	300	9,657
BJ Services Company (a)	200	6,462
Conocophillips	100	4,839
Devon Energy Corporation	200	9,180
Diamond Offshore Drilling Inc.	300	6,555
Ensco International Inc.	300	8,835
GlobalSantaFe Corporation	400	9,728
Kerr-McGee Corporation	200	8,860
Nabors Industries Ltd. (a)	100	3,527
Tidewater Inc.	300	9,330

		76,973

Paper & Forest Products — 1.72%
Georgia-Pacific Group	600	9,696
International Paper Company	300	10,491

		20,187

Paper Products — 1.27%
MeadWestvaco Corporation	600	14,826

Pharmaceuticals — 14.17%
Baxter International Inc.	400	11,200
Bristol-Myers Squibb Company	500	11,575
Eli Lilly & Company	300	19,050
Gilead Sciences Inc. (a)	600	20,400
Johnson & Johnson	200	10,742
MedImmune Inc. (a)	500	13,585
Merck & Company Inc.	400	22,644
Pfizer Inc.	800	24,456
Pharmacia Corporation	200	8,360
Schering-Plough Corporation	400	8,880
Wyeth	400	14,960

		165,852

Raw Materials — 1.26%
Weyerhaeuser Company	300	14,763

Retail — 3.83%
Home Depot Inc.	400	9,584
Target Corporation	500	15,000
Wal-Mart Stores Inc.	400	20,204

		44,788

MONY SERIES FUND, INC.

Equity Growth Portfolio — (Continued)

Portfolio of Investments

December 31, 2002

	Number of Shares or Principal Amount	Value

Semiconductors — 5.40%
Analog Devices Inc. (a)	600	$14,322
Applied Materials Inc. (a)	1,000	13,030
Intel Corporation	1,000	15,570
Novellus Systems Inc. (a)	400	11,232
Texas Instruments Inc.	600	9,006

		63,160

Telecommunications — 5.15%
BellSouth Corporation	700	18,109
SBC Communications Inc.	700	18,977
Verizon Communications Inc.	600	23,250

		60,336

Wireless Communications — 0.37%
Motorola Inc.	500	4,325

Total Domestic Common Stocks
(Identified cost $1,329,803)		1,069,935

	Number of Shares or Principal Amount	Value

Foreign Stocks — 0.68%

Oil Services — 0.68%
Weatherford Bermuda (a)	200	$7,986

Total Foreign Stocks
(Identified cost $9,172)		7,986

Total Investments
(Identified cost $1,338,975)		$1,077,921

Other Assets Less Liabilities — 7.91%		92,572

Net Assets — 100%		$1,170,493

(a)  Non-income producing security.

See notes to financial statements.

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

Investment Objective

The objective of the Intermediate Term Bond Portfolio is to seek maximum income and capital appreciation through the investment in intermediate-maturity debt obligations.

2002 Performance Review

The Intermediate Term Bond Portfolio earned a year-end total return of 9.34% versus the Lehman Brothers Intermediate Government/Credit Index of 9.82%.

2002 may be remembered as the year of corporate malfeasance. Negative corporate disclosures regarding restatements of financials and SEC investigations flooded the market, creating an atmosphere of skepticism and risk aversion. Nevertheless, fixed-income sectors recorded positive returns buoyed up by record low interest rates. The high-grade corporate market experienced wild swings in volatility, evidenced by the contrast between July—one of the worst performing months in history—and a terrific November—one of the best performing months ever.

During 2002, interest rates, as measured by the benchmark 5-year U.S. Treasury, plunged 156 basis points (bps) to close at 2.73 percent; and the yield curve steepened, as short rates declined considerably versus the bond. The spread differential between the 2-year U.S. Treasury note and the 30-year U.S. Treasury bond stood at 318 bps. The Portfolio maintained an average maturity of 5.2 years as of December 31, 2002.

Through the year, the Portfolio increased its exposure to corporate spread products, strategically buying attractively priced “new issues” in the finance, industrial and sovereign/supra sectors further diversifying its industry exposure. It maintained a credit barbell, with high-beta credits in the front of the curve and better quality names farther out in the maturity spectrum. In general, the strategy proved effective, especially during the last quarter when corporates outperformed other fixed-income sectors. The Portfolio successfully avoided the corporate names that dropped sharply in the market; exposure, or lack thereof, to these “ fallen angels” drove much of the Portfolio’s relative performance. A slight help to performance from exposure to asset-backed and mortgage-backed securities was offset by an underweighting in U.S. Treasuries

The Portfolio’s breakdown by sectors was as follows: Corporate Bonds—42 percent, U.S. Treasuries—27 percent, Agencies—22 percent, Mortgage-backed securities—2 percent, Asset-backed securities—5 percent, with the balance in cash equivalents. The average Moody’s rating on the bonds in the Portfolio was Aa3, reflecting emphasis on higher-quality debt issuers.

Geopolitical concerns and the state of the economy will determine market direction in 2003. As usual, yield curve positioning and credit name selection should be the keys to outperformance. We will maintain our current conservative investment strategy of adding strategically to our Corporate, Agency and Treasury exposure.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions.

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio

Portfolio of Investments

December 31, 2002

U. S. Treasury Obligations — 27.33%	Number of Shares or Principal Amount	Value

U. S. Treasury Bonds — 0.80%
8.75% due 08/15/20	$500,000	$738,438

U. S. Treasury Notes — 26.53%
7.50% due 02/15/05	1,000,000	1,121,641
6.50% due 10/15/06	6,500,000	7,467,895
4.375% due 05/15/07	1,000,000	1,074,141
3.25% due 08/15/07	2,500,000	2,562,697
3.00% due 11/15/07	500,000	506,172
6.00% due 08/15/09	1,500,000	1,744,454
6.50% due 02/15/10	7,500,000	8,967,195
5.00% due 02/15/11	1,000,000	1,099,063

		24,543,258

Total U. S. Treasury Obligations
(Identified cost $23,392,235)		25,281,696

U. S. Government Agency Obligations — 22.32%

Fannie Mae — 7.99%
3.50% due 09/15/04	2,000,000	2,062,694
5.50% due 02/15/06	1,000,000	1,094,399
5.25% due 08/14/06	1,000,000	1,023,869
4.45% due 11/08/06	1,000,000	1,049,334
4.00% due 11/17/06	1,000,000	1,023,940
6.00% due 05/15/11	1,000,000	1,132,252

		7,386,488

Federal Home Loan Banks — 4.51%
3.75% due 04/15/04	1,000,000	1,029,775
4.625% due 08/13/04	2,000,000	2,095,162
4.125% due 01/14/05	1,000,000	1,045,923

		4,170,860

Freddie Mac — 9.82%
7.00% due 02/15/03	1,000,000	1,006,824
4.50% due 08/15/04	1,000,000	1,046,244
5.25% due 01/15/06	1,000,000	1,087,121
5.50% due 07/15/06	1,500,000	1,650,229
4.50% due 07/23/07	1,000,000	1,041,100
6.00% due 06/15/11	1,000,000	1,134,518
5.50% due 09/15/11	1,000,000	1,097,447
5.125% due 08/20/12	1,000,000	1,022,166

		9,085,649

Total U. S. Government Agency Obligations
(Identified cost $19,597,019)		20,642,997

Financial Institutions — 12.25%

BankBoston Corporation
6.625% due 02/01/04	1,000,000	1,042,310
Bear Stearns Company Inc.
7.25% due 10/15/06	1,000,000	1,131,733
Chase Manhattan Corporation Capital
2.332% due 02/03/03	1,000,000	855,471
Citigroup Inc.
6.00% due 02/21/12	1,000,000	1,099,346
Countrywide Funding Corporation
5.50% due 02/01/07	1,000,000	1,062,724
Ford Motor Credit Company
6.875% due 02/01/06	1,000,000	1,002,435
General Electric Capital Corporation
4.625% due 09/15/09	1,000,000	1,025,944
General Motors Acceptance Corporation
7.125% due 05/01/03	1,000,000	1,013,248

	Number of Shares or Principal Amount	Value

General Motors Acceptance Corporation
5.25% due 05/16/05	$1,000,000	$1,004,033
Household Finance Corporation
5.75% due 01/30/07	1,000,000	1,047,561
Provident Bank
6.375% due 01/15/04	1,000,000	1,043,930

Total Financial Institutions
(Identified cost $10,977,073)		11,328,735

Industrial — 19.55%

Abbott Labs
5.625% due 07/01/06	1,000,000	1,094,102
AOL Time Warner Inc.
5.625% due 05/01/05	1,000,000	1,023,250
Conoco Inc.
5.90% due 04/15/04	1,000,000	1,047,117
CSX Corporation
7.25% due 05/01/04	1,000,000	1,064,756
Delphi Automotive Systems Corporation
6.125% due 05/01/04	1,000,000	1,031,821
Diageo
3.50% due 11/19/07	1,000,000	1,006,214
First Data Corporation
6.75% due 07/15/05	1,000,000	1,088,980
Illinois Central Railroad Company
6.75% due 05/15/03	1,000,000	1,015,303
Kraft Foods Inc.
4.625% due 11/01/06	1,000,000	1,052,275
Philip Morris Companies Inc.
7.50% due 04/01/04	1,000,000	1,050,324
Phillips Petroleum Company
8.75% due 05/25/10	1,000,000	1,253,202
Potash Corporation Saskatchewan Inc.
7.125% due 06/15/07	1,000,000	1,134,470
Reed Elsevier Capital Inc.
6.125% due 08/01/06	1,000,000	1,093,472
Target Corporation
5.375% due 06/15/09	1,000,000	1,065,064
Tyco International Group
6.375% due 06/15/05	1,000,000	970,644
USA Waste Services Inc.
7.00% due 10/01/04	1,000,000	1,047,344
Weyerhaeuser Company
5.50% due 03/15/05	1,000,000	1,047,360

Total Industrial
(Identified cost $16,974,315)		18,085,698

Utilities — 4.62%

Arizona Public Service Company
5.875% due 02/15/04	1,000,000	1,023,388
Cingular Wireless
5.625% due 12/15/06	1,000,000	1,052,292
Commonwealth Edison Company
7.00% due 07/01/05	1,000,000	1,104,120
National Rural Utilities Cooperative Finance
6.00% due 05/15/06	1,000,000	1,091,745

Total Utilities
(Identified cost $3,988,688)		4,271,545

MONY SERIES FUND, INC.

Intermediate Term Bond Portfolio — (Continued)

Portfolio of Investments

December 31, 2002

Yankee Bonds — 5.96%	Number of Shares or Principal Amount	Value

European Investment Bank
4.00% due 08/30/05	$1,000,000	$1,054,088
International Bank for Reconstruction & Development
5.625% due 03/17/03	1,000,000	1,009,517
Republic of Italy
5.625% due 06/15/12	1,000,000	1,098,160
Province of British Columbia
7.25% due 09/01/36	1,000,000	1,278,336
Province of Ontario (Canada)
5.125% due 07/17/12	1,000,000	1,069,913

Total Yankee Bonds
(Identified cost $4,988,397)		5,510,014

Asset-Backed Securities — 4.65%

Chemical Master Credit Card Trust
5.98% due 09/15/08	1,000,000	1,077,236
Comed Transitional Funding Trust
5.74% due 12/25/10	1,000,000	1,105,923
Peco Energy Transition Trust
6.13% due 03/01/09	1,000,000	1,121,874
Student Loan Marketing Association
1.847% due 01/02/03	994,448	1,000,451

Total Asset-Backed Securities
(Identified cost $3,993,057)		4,305,484

	Number of Shares or Principal Amount	Value

Mortgage-Backed Securities — 1.75%

Freddie Mac
6.50% due 02/15/21	$1,584,300	$1,620,035

Total Mortgage-Backed Securities
(Identified cost $1,565,915)		1,620,035

Repurchase Agreement — 0.21%

State Street Bank & Trust Repurchase Agreement, 0.95% due 01/02/03 Proceeds $194,010 Collateral: GNMA $195,000, 7.00% due 04/20/32 Value $200,075	194,000	194,000

Total Repurchase Agreement
(Identified cost $194,000)		194,000

Total Investments
(Identified cost $85,670,699)		$91,240,204

Other Assets Less Liabilities — 1.36%		1,259,180

Net Assets — 100%		$92,499,384

MONY SERIES FUND, INC.

Long Term Bond Portfolio

Investment Objective

The objective of the Long Term Bond Portfolio is to seek maximum income and capital appreciation through the investment in long-maturity debt obligations.

2002 Performance Review

The Long Term Bond Portfolio had a year-end total return of 14.06% versus the Lehman Brothers Long Government/Credit Index of 14.84%. We believe that amongst the various scandals and accounting improprieties and political uncertainties, investors sought the safety of Treasuries at the expense of riskier assets such as equities and corporate bonds. Economic stimulus provided by another round of Fed easing and record levels of mortgage refinancing, managed to counter the lack of corporate spending and support a tepid economic recovery. The economy was recovering from the aftermath of the bubble in high-tech investments and was marked by excess capacity, lack of pricing power and low profitability. The U.S. Treasury market was one of the best performing sectors in the bond market as the flight to quality led to a steeper yield curve by year-end. Thirty-year Treasury yields dropped from 5.48 percent at the beginning of the year to close at 4.78 percent. Within the corporate sectors, higher quality issuers benefited over the lower quality issuers.

For most of 2002, the Portfolio maintained slightly heavier weight towards corporate bonds. Using a credit barbell type strategy of holding higher-yielding, cyclical securities in anticipation of an economic recovery, we offset this with some consumer staples and finance securities. Throughout the year the Portfolio held a slightly shorter duration than that of the benchmark but maintained a higher weighting of shorter maturities in response to heightened volatility, anticipation of an economic recovery (i.e. strong productivity numbers), and the reversal of the flight to safety in Treasuries. This slightly shorter duration versus the benchmark was the dominant contributor to the Portfolio’s narrow under-performance.

Our current strategy for 2003 will be to maintain a shorter duration with an emphasis on higher-yielding corporate credits. However, geopolitical risks such as the likelihood of war with Iraq and the constant threat of terrorism are spawning anxiety, which should hold Treasury rates range bound. As the year progresses and the geopolitical risks diminish, we are positioned for a continuation of a slowly recovering economy with corporate spending re-emerging and profitability returning.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions.

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The Lehman Brothers Long Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of ten years or longer. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

MONY SERIES FUND, INC.

Long Term Bond Portfolio

Portfolio of Investments

December 31, 2002

U. S. Treasury Obligations — 37.84%	Number of Shares or Principal Amount	Value

U. S. Treasury Bonds — 37.84%
8.125% due 08/15/19	$ 5,000,000	$6,966,020
7.875% due 02/15/21	5,000,000	6,861,915
7.25% due 08/15/22	4,000,000	5,207,032
6.625% due 02/15/27	11,000,000	13,592,744
3.625% due 04/15/28	1,000,000	1,170,469
6.25% due 05/15/30	5,000,000	5,984,965
5.28% due 11/15/21 (P/O)	14,000,000	5,216,638

Total U. S. Treasury Obligations
(Identified cost $41,417,831)		44,999,783

Financial Institutions — 10.29%

Aetna Inc.
7.625% due 08/15/26	1,000,000	1,166,382
BB&T Corporation
6.50% due 08/01/11	1,000,000	1,131,316
Deluxe Corporation
5.00% due 12/15/12	1,000,000	1,020,774
Household Finance Corporation
6.375% due 10/15/11	1,000,000	1,047,264
Household Finance Corporation
7.625% due 05/17/32	1,000,000	1,122,905
Inter-American Development Bank
6.80% due 10/15/25	1,000,000	1,194,184
MBIA Inc.
7.15% due 07/15/27	1,000,000	1,073,266
SunTrust Bank
5.45% due 12/01/17	1,000,000	1,034,313
Swiss Bank Corporation
7.75% due 09/01/26	2,000,000	2,345,192
Wachovia Corporation
6.15% due 03/15/09	1,000,000	1,104,814

Total Financial Institutions
(Identified cost $10,972,565)		12,240,410

Industrial — 24.35%

Albertsons Inc.
8.00% due 05/01/31	1,000,000	1,178,973
Alcoa Inc.
6.00% due 01/15/12	1,000,000	1,102,830
Anheuser-Busch Companies Inc.
6.00% due 11/01/41	1,000,000	1,060,481
Associates Corporation North America
6.95% due 11/01/18	1,000,000	1,135,949
Boeing Company
8.625% due 11/15/31	1,000,000	1,280,702
Bottling Group
4.625% due 11/15/12 (144A)	1,000,000	1,001,517
Burlington Northern Santa Fe Corporation
6.75% due 03/15/29	1,000,000	1,096,198
Columbia/HCA Healthcare Corporation
7.69% due 06/15/25	1,000,000	992,014
Conagra Inc.
8.25% due 09/15/30	1,000,000	1,316,041
ConocoPhillips
5.90% due 10/15/32 (144A)	1,000,000	997,789
Eastman Chemical Company
7.00% due 04/15/12	1,000,000	1,130,626
Exelon Corporation
6.75% due 05/01/11	1,000,000	1,096,717

	Number of Shares or Principal Amount	Value

Federal Express Corporation Pass Through
7.50% due 01/15/18	$1,807,859	$2,041,615
Ford Motor Company
6.375% due 02/01/29	2,000,000	1,545,896
Goodrich Corporation
7.625% due 12/15/12	1,000,000	1,034,368
Kraft Foods Inc.
6.25% due 06/01/12	1,000,000	1,120,291
Lockheed Martin Corporation
7.65% due 05/01/16	1,000,000	1,238,172
Progress Energy Inc.
7.10% due 03/01/11	1,000,000	1,104,166
Target Corporation
5.875% due 03/01/12	1,000,000	1,086,131
Tenet Healthcare Corporation
6.875% due 11/15/31	1,000,000	857,911
Texaco Capital Inc.
9.75% due 03/15/20	1,000,000	1,460,020
Tyco International Group
7.00% due 06/15/28	2,000,000	1,765,810
United Parcel Service America Inc.
8.375% due 04/01/20	1,000,000	1,305,088
Valero Energy Corporation
7.50% due 04/15/32	1,000,000	1,015,956

Total Industrial
(Identified cost $27,211,775)		28,965,261

Utilities — 6.84%

AOL Time Warner Inc. 7.70% due 05/01/32	1,000,000	1,044,451
Bellsouth Capital Funding Corporation 7.875% due 02/15/30	1,000,000	1,232,567
Cingular Wireless 7.125% due 12/15/31	1,000,000	1,065,315
General Electric Capital Corporation 6.875% due 11/15/10	1,000,000	1,137,278
GTE North Inc. 7.625% due 05/15/26	1,000,000	1,072,447
National Rural Utilities Cooperative Finance 5.70% due 01/15/10	1,000,000	1,092,912
Viacom Inc. 7.875% due 07/30/30	1,000,000	1,248,796
Worldcom Inc. 6.95% due 08/15/28 (b)	1,000,000	240,000

Total Utilities
(Identified cost $8,067,646)		8,133,766

Yankee Bonds — 4.78%

Hydro Quebec 8.50% due 12/01/29	1,000,000	1,399,138
Italy Republic 5.625% due 06/15/12	1,000,000	1,098,160
Legrand 8.50% due 02/15/25	1,000,000	842,250
Province of British Columbia 7.25% due 09/01/36	1,000,000	1,278,336
Province of Ontario (Canada) 5.125% due 07/17/12	1,000,000	1,069,913

Total Yankee Bonds
(Identified cost $5,034,576)		5,687,797

MONY SERIES FUND, INC.

Long Term Bond Portfolio — (Continued)

Portfolio of Investments

December 31, 2002

U.S. Government Agency Obligations — 6.23%	Number of Shares or Principal Amount	Value

Fannie Mae — 3.42%
6.25% due 02/01/11	$1,000,000	$1,120,891
6.625% due 11/15/30	2,500,000	2,943,005

		4,063,896

Federal Agencies — 1.89%
Tennessee Valley Authority 6.00% due 03/15/13	2,000,000	2,250,594

Freddie Mac — 0.92%
6.375% due 08/01/11	1,000,000	1,099,044

Total U.S. Government Agency Obligations
(Identified cost $6,669,495)		7,413,534

	Number of Shares or Principal Amount	Value

Commercial Paper — 8.21%

Coca Cola Enterprises Inc. 1.35% due 01/13/03	$1,879,000	$1,878,154
Duke Capital Corporation 1.40% due 01/02/03	1,705,000	1,704,934
General Motors Acceptance Corporation 1.95% due 01/10/03	1,800,000	1,799,122
Sara Lee Corporation 1.39% due 01/07/03	4,382,000	4,380,985

Total Commercial Paper
(Identified cost $9,763,195)		9,763,195

Total Investments
(Identified cost $109,137,083)		$117,203,746

Other Assets Less Liabilities — 1.46%		1,728,827

Net Assets — 100%		$118,932,573

(b)  Security is in bankruptcy and/or is in default of interest payments. Portfolio has ceased accrual of interest.

P/O — Principal-only stripped security. The rate shown is the current effective yield.

(144A)  The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Security Act of 1933.

See notes to financial statements.

MONY SERIES FUND, INC.

Government Securities Portfolio

Investment Objective

The objective of the Government Securities Portfolio is to seek maximum income and capital appreciation through the investment in the highest credit quality debt obligations.

2002 Performance Review

The Government Securities Portfolio had a year-end total return of 6.57% versus a return of 9.63% for the Lehman Brothers Intermediate Government Bond Index, its benchmark index. As investors in both the equity markets and corporate bond market steadily moved away from risk during the year, and into the safety of government bonds, yields on U.S. Treasury securities touched multi-decade lows. A sluggish economy led the Federal Reserve to continue its policy of low short-term rates, including a 50 basis point reduction in early November. All of this translated into very strong performance for the government securities market.

The Portfolio’s performance over the course of the year was held back by a somewhat less-than-fully invested position, as short-term investments were retained in anticipation of eventual lower bond prices. Additionally, the Portfolio held a position in mortgage-backed securities guaranteed by U.S. Government Agencies; many of these securities did not fully participate in the broader increase in bond prices as they are directly affected when homeowners take advantage of refinancing opportunities and prepay existing mortgages.

By year-end 2002, indications appeared that economic growth was firming, and that prospects looked better for the new year. Stock market behavior may continue to be a necessary ingredient in this outlook, with the obvious caveat that geopolitical events could change all forecasts.

Current yield levels leave limited upside room for the intermediate Treasury market. A repeat of 2002’s performance for the sector would require 5-year Treasury yields to drop below 1 percent—difficult given the headwinds of firmer commodity prices and the deteriorating fiscal situation in Washington. We are finding value in callable Agency and mortgage-backed securities, and have added to positions over the past months. In addition, the Portfolio is overweighted longer maturity securities, in anticipation of a flattening of the yield curve.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions.

MONY SERIES FUND, INC.

Government Securities Portfolio

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

*  The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

MONY SERIES FUND, INC.

Government Securities Portfolio

Portfolio of Investments

December 31, 2002

U. S. Government Agency Obligations — 74.52%	Number of Shares or Principal Amount	Value

Fannie Mae — 13.12%
5.75% due 04/15/03	$2,000,000	$2,025,600
5.00% due 01/20/07	1,000,000	1,039,435
6.25% due 07/19/11	1,000,000	1,057,498
6.00% due 01/18/12	2,000,000	2,132,952
Discount Notes:
1.28% due 01/20/03 (e)	1,170,000	1,169,007
1.30% due 01/28/03 (e)	700,000	699,317
1.28% due 02/03/03 (e)	2,500,000	2,497,067
1.275% due 03/19/03 (e)	7,100,000	7,080,638
REMIC:
6.50% due 10/25/03	605,979	622,898

		18,324,412

Federal Agencies — 19.65%
Attransco Inc. Guaranteed 6.12% due 04/01/08	1,192,336	1,282,715
Federal Farm Credit Banks 2.375% due 10/01/04	5,000,000	5,049,555
Federal Farm Credit Banks Consolidated Systems 4.375% due 04/15/05	5,000,000	5,281,940
Overseas Private Investor Corporation 7.05% due 11/15/13	2,357,143	2,648,050
Overseas Private Investor Corporation 5.14% due 08/15/07 (v)	2,097,776	2,245,097
Private Export Funding Corporation 7.01% due 04/30/04	2,000,000	2,142,474
Private Export Funding Corporation 5.25% due 05/15/05	2,500,000	2,681,452
Private Export Funding Corporation 7.65% due 05/15/06	1,000,000	1,166,790
Small Business Administration Participation Certificate 5.886% due 09/01/11	1,000,000	1,066,025
Tennessee Valley Authority 6.375% due 06/15/05	500,000	550,256
Tennessee Valley Authority 5.375% due 11/13/08	2,000,000	2,203,040
Tennessee Valley Authority 6.00% due 03/15/13	1,000,000	1,125,297

		27,442,691

Federal Home Loan Banks — 5.12%
5.50% due 01/21/03	2,000,000	2,004,456
3.25% due 08/15/05	5,000,000	5,154,230

		7,158,686

Freddie Mac — 32.54%
5.625% due 03/20/06	3,000,000	3,023,454
6.625% due 09/15/09	1,000,000	1,174,661
6.875% due 09/15/10	1,000,000	1,194,536
6.375% due 08/01/11	1,000,000	1,099,044
6.50% due 11/15/21	1,010,723	1,026,917
6.50% due 03/15/26	1,000,000	1,033,884
6.00% due 07/15/28	6,977,427	7,280,916
Discount Notes: 1.25% due 01/07/03 (e)	1,436,000	1,435,701
1.24% due 01/14/03 (e)	24,700,000	24,688,940
1.27% due 01/30/03 (e)	1,700,000	1,698,261
1.26% due 02/18/03 (e)	1,800,000	1,796,976

		45,453,290

	Number of Shares or Principal Amount	Value

Ginnie Mae — 4.09%
7.50% due 05/15/24	$122,308	$131,311
7.50% due 10/15/24	52,927	56,823
7.00% due 09/20/28	595,712	628,871
6.00% due 12/15/31	4,699,299	4,900,429

		5,717,434

Total U. S. Government Agency Obligations
(Identified cost $101,162,001)		104,096,513

U. S. Treasury Obligations — 24.22%

U. S. Treasury Bonds — 0.84%
6.125% due 08/15/29	1,000,000	1,174,297

U. S. Treasury Notes — 23.38%
5.50% due 01/31/03	3,000,000	3,011,016
2.125% due 08/31/04	10,000,000	10,114,460
6.50% due 10/15/06	11,000,000	12,637,977
5.75% due 08/15/10	6,000,000	6,900,474

		32,663,927

Total U. S. Treasury Obligations
(Identified cost $32,038,542)		33,838,224

Repurchase Agreement — 0.40%

State Street Bank & Trust
Repurchase Agreement 0.95% due 01/02/03 Proceeds $555,029 Collateral: GNMA $555,000, 7.00% due 4/20/32 Value $569,445	555,000	555,000

Total Repurchase Agreement
(Identified cost $555,000)		555,000

Total Investments
(Identified cost $133,755,543)		$138,489,737

Other Assets Less Liabilities — 0.86%		1,200,586

Net Assets — 100%		$139,690,323

(e) The rate shown is the effective yield.

(v) Variable interest rate security; interest rate is as of December 31, 2002.

REMIC — Real Estate Mortgage Investment Conduit.

See notes to financial statements.

MONY SERIES FUND, INC.

Money Market Portfolio

Portfolio of Investments

December 31, 2002

Commercial Paper — 55.19%	Number of Shares or Principal Amount	Value

Boeing Capital Corporation
1.45% due 01/23/03	$12,400,000	$12,389,012
Bristol Myers Squibb Company
1.40% due 01/15/03	11,853,000	11,846,547
Caterpillar Financial Services Corporation
1.35% due 01/13/03	3,286,000	3,284,521
DaimlerChrysler Holding Corporation
1.96% due 01/16/03	2,306,000	2,304,117
Dominion Resources Inc.
1.70% due 01/07/03	2,750,000	2,749,221
Duke Capital Corporation
1.85% due 01/10/03	2,500,000	2,498,844
Enterprise Funding Corporation
1.36% due 01/15/03	2,791,000	2,789,524
Executive Jet Inc.
1.32% due 01/31/03	11,158,000	11,145,726
Ford Motor Credit Company
1.96% due 01/09/03	2,000,000	1,999,129
FPL Group Capital Inc.
1.50% due 01/21/03	4,989,000	4,984,843
FPL Group Capital Inc.
1.50% due 02/05/03	2,221,000	2,217,761
FPL Group Capital Inc.
1.50% due 02/11/03	6,265,000	6,254,297
General Electric
1.37% due 01/21/03	11,000,000	10,991,628
General Motors Acceptance Corporation
1.89% due 01/21/03	2,900,000	2,896,955
Golden Funding Corporation
1.78% due 01/15/03	8,613,000	8,607,038
Household Industrial Finance
1.56% due 01/09/03	6,500,000	6,497,747
Lockhart Funding
1.84% due 02/21/03	15,324,000	15,283,917
National Rural Utilities Cooperative Finance
1.42% due 01/30/03	2,672,000	2,668,943
Sara Lee Corp
1.48% due 01/07/03	12,063,000	12,060,024
Sears Roebuck Acceptance Corporation
1.98% due 01/10/03	2,750,000	2,748,639
Starfish Global Funding
1.35% due 01/17/03	2,665,000	2,663,401
Tannehill Capital Company
1.40% due 01/24/03	15,000,000	14,986,583
Three Pillars Funding Corporation
1.41% due 01/21/03	1,178,000	1,177,077
Toyota Motor Credit Corporation
1.35% due 02/13/03	14,000,000	13,977,425
Trident Capital Finance Inc.
1.45% due 01/15/03	7,859,000	7,854,568
United Healthcare Corporation
1.45% due 02/26/03	7,985,000	7,966,989

Total Commercial Paper
(Identified cost $174,844,476)		174,844,476

Variable Rate Corporate Securities — 24.43%

American Electric Power 2.184% due 04/04/03 (v)	2,750,000	2,750,000
American Express Credit Corporation 1.42% due 03/25/03 (v)	5,000,000	5,000,000

	Number of Shares or Principal Amount	Value

Capital One Funding Corporation 1.45% due 01/02/03 (v)	$3,150,000	$3,150,000
Caterpillar Financial Services Corporation 1.84% due 07/09/03 (v)	6,000,000	6,000,000
Countrywide Funding Corporation 1.82% due 05/22/03 (v)	6,000,000	6,001,260
Credit Suisse First Boston 1.624% due 08/25/03 (v)	1,250,000	1,250,000
General Electric Capital Corporation 1.45% due 10/17/07 (v)	3,850,000	3,850,000
Goldman Sachs Group 2.025% due 04/11/08 (v)	5,000,000	5,000,000
International Lease Finance Corporation 1.595% due 02/11/03 (v)	10,000,000	10,000,000
J. P. Morgan Chase & Company 4.35% due 07/15/03 (v)	2,300,000	2,326,137
Merrill Lynch & Company Inc. 1.644% due 12/08/03 (v)	7,000,000	7,007,226
Merrill Lynch & Company Inc. 1.473% due 07/11/07 (v)	4,000,000	4,000,000
National Rural Utilities Cooperative 1.59% due 07/17/03 (v)	4,050,000	4,043,896
Syndicated Loan Funding Trust 1.545% due 12/09/03 (144A) (v)	6,000,000	6,000,000
Wells Fargo Bank 1.359% due 01/21/03 (v)	11,000,000	10,999,874

Total Variable Rate Corporate Securities
(Identified cost $77,378,393)		77,378,393

Short-Term Corporate Notes — 17.48%

Associates Corporation 5.75% due 11/01/03	10,000,000	10,299,947
Bank of Boston Corporation 6.875% due 07/15/03	1,500,000	1,538,045
Chase Manhattan Corporation 7.625% due 01/15/03	1,300,000	1,302,761
Goldman Sachs Group 3.15% due 05/02/03	7,600,000	7,600,000
GTE Corporation 9.10% due 06/01/03	2,600,000	2,664,568
Hydro Quebec 7.375% due 02/01/03	2,000,000	2,009,827
Lehman Brothers Holdings Inc. 6.25% due 04/01/03	6,375,000	6,442,884
Lehman Brothers Inc. 7.36% due 12/15/03	3,550,000	3,735,940
Marshall & Ilsley Bank 5.263% due 12/15/03	4,500,000	4,649,615
Merrill Lynch & Company Inc. 6.00% due 02/12/03	3,000,000	3,014,091
J. P. Morgan & Company Inc. 8.50% due 08/15/03	4,735,000	4,920,588
New York Telephone Company 5.875% due 09/01/03	3,000,000	3,084,034
SBC Communications Inc. 4.295% due 06/05/03 (144A)	4,100,000	4,126,360

Total Short-Term Corporate Notes
(Identified cost $55,388,660)		55,388,660

MONY SERIES FUND, INC.

Money Market Portfolio — (Continued)

Portfolio of Investments

December 31, 2002

Certificates of Deposit — 0.95%	Number of Shares or Principal Amount	Value

United States Trust Company New York, NY 2.75% due 06/03/03	$3,000,000	$2,998,265

Total Certificates of Deposit
(Identified cost $2,998,265)		2,998,265

Short-Term U. S. Government Obligations — 1.74%

Federal Home Loan Banks 1.675% due 12/23/03	5,500,000	5,500,000

Total Short-Term U. S. Government Obligations
(Identified cost $5,500,000)		5,500,000

Total Investments
(Identified cost $316,109,794)		$316,109,794

Other Assets Less Liabilities — 0.21%		668,523

Net Assets — 100%		$316,778,317

(v) Variable interest rate security; interest rate is as of December 31, 2002.

(144A) The Security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

MONY SERIES FUND, INC.

Diversified Portfolio

Investment Objective

The objective of the Diversified Portfolio is to seek maximum income and capital appreciation.

2002 Performance Review

The Diversified Portfolio had a year-end total return of -16.37% versus the Standard and Poor’s 500 Index (“S&P 500 Index”) of -22.11%. We believe that in 2002 investors began to prefer equities in companies with simpler, more straightforward business plans and accounting methods. They also preferred the “safe haven” of U.S. Treasuries, and other high-quality fixed-income investments.

In a very difficult market, a nearly full weighting in equities pulled down the Portfolio’s performance, although a combination of cyclical, financial and consumer stocks helped within that equity exposure. For most of the year the Portfolio had an overweight position in cyclical stocks in anticipation of an economic recovery, and at the other end, in some consumer staples and healthcare stocks to provide Portfolio stability in a volatile environment. Further detracting from the Portfolio’s relative performance was a significant underweight in fixed-income.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions.

MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*  The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

MONY SERIES FUND, INC.

Diversified Portfolio

Portfolio of Investments

December 31, 2002

Domestic Common Stocks — 88.98%	Number of Shares or Principal Amount	Value

Aerospace — 2.46%
Northrop Grumman Corporation	200	$19,400
Raytheon Company	500	15,375

		34,775

Automotive — 2.17%
Cummins Inc.	700	19,691
General Motors Corporation	300	11,058

		30,749

Banking — 6.46%
Bank of America Corporation	300	20,871
Bank One Corporation	400	14,620
J. P. Morgan Chase & Company	300	7,200
KeyCorp	600	15,084
U.S. Bancorp	700	14,854
Wells Fargo & Company	400	18,748

		91,377

Biotechnology — 1.37%
Amgen Inc. (a)	400	19,336

Business Services — 1.11%
Automatic Data Processing Inc.	400	15,700

Cable — 0.64%
Comcast Corporation (Class A) (a)	400	9,036

Chemicals — 2.55%
Dow Chemical Company	500	14,850
Du Pont (E. I.) de Nemours & Company	500	21,200

		36,050

Computer Hardware — 5.57%
Cisco Systems Inc. (a)	1,400	18,340
Dell Computer Corporation (a)	700	18,718
EMC Corporation (a)	900	5,526
Hewlett-Packard Company	300	5,208
International Business Machines Corporation	400	31,000

		78,792

Computer Services — 0.22%
Sun Microsystems Inc. (a)	1,000	3,110

Computer Software — 3.40%
Microsoft Corporation (a)	700	36,190
Oracle Corporation (a)	1,100	11,880

		48,070

Crude & Petroleum — 1.95%
ChevronTexaco Corporation	100	6,648
ExxonMobil Corporation	600	20,964

		27,612

Electrical Equipment — 3.34%
Emerson Electric Company	500	25,425
General Electric Company	900	21,915

		47,340

Energy — 0.65%
Devon Energy Corporation	200	9,180

Food, Beverages & Tobacco — 2.21%
Anheuser-Busch Companies, Inc.	200	9,680
Coca-Cola Company	300	13,146
PepsiCo Inc.	200	8,444

		31,270

	Number of Shares or Principal Amount	Value

Machinery — 5.06%
Caterpillar Inc.	500	$22,860
Deere & Company	500	22,925
Ingersoll-Rand Company Ltd.	600	25,836

		71,621

Medical Instruments — 0.09%
Zimmer Holdings Inc. (a)	30	1,246

Metals & Mining — 1.00%
Alcoa Inc.	500	11,390
El Paso Corporation	400	2,784

		14,174

Misc. Financial Services — 5.23%
Citigroup Inc.	600	21,114
Fannie Mae	300	19,299
Goldman Sachs Group Inc.	200	13,620
Morgan Stanley Dean Witter & Company	500	19,960

		73,993

Multi-Line Insurance — 2.45%
American International Group Inc.	600	34,710

Oil Services — 8.15%
Baker Hughes Inc.	300	9,657
BJ Services Company (a)	300	9,693
ConocoPhillips	200	9,678
Cooper Cameron Corporation (a)	200	9,964
Diamond Offshore Drilling Inc.	400	8,740
Ensco International Inc.	500	14,725
GlobalSantaFe Corporation	500	12,160
Kerr-McGee Corporation	200	8,860
Nabors Industries Ltd. (a)	300	10,581
Tidewater Inc.	300	9,330
Weatherford Bermuda (a)	300	11,979

		115,367

Paper & Forest Products — 3.01%
Georgia-Pacific Group	700	11,312
International Paper Company	400	13,988
MeadWestvaco Corporation	700	17,297

		42,597

Pharmaceuticals — 14.68%
Abbott Laboratories	200	8,000
Baxter International Inc.	500	14,000
Bristol-Myers Squibb Company	400	9,260
Eli Lilly & Company	300	19,050
Gilead Sciences Inc. (a)	700	23,800
Johnson & Johnson	300	16,113
MedImmune Inc. (a)	600	16,302
Merck & Company Inc.	500	28,305
Pfizer Inc.	1,000	30,570
Pharmacia Corporation	300	12,540
Schering-Plough Corporation	500	11,100
Wyeth	500	18,700

		207,740

Raw Materials — 1.39%
Weyerhaeuser Company	400	19,684

Retail — 3.16%
Home Depot Inc.	400	9,584
Target Corporation	500	15,000
Wal-Mart Stores Inc.	400	20,204

		44,788

MONY SERIES FUND, INC.

Diversified Portfolio — (Continued)

Portfolio of Investments

December 31, 2002

	Number of Shares or Principal Amount	Value

Semiconductors — 4.44%
Analog Devices Inc. (a)	600	$14,322
Applied Materials Inc. (a)	1,000	13,030
Intel Corporation	800	12,456
Novellus Systems Inc. (a)	500	14,040
Texas Instruments Inc.	600	9,006

		62,854

Telecommunications — 6.22%
BellSouth Corporation	800	20,696
SBC Communications Inc.	800	21,688
United Technologies Corporation	300	18,582
Verizon Communications Inc.	700	27,125

		88,091

Value

Total Domestic Common Stocks
(Identified cost $1,466,941)	$1,259,262

Total Investments
(Identified cost $1,466,941)	$1,259,262

Other Assets Less Liabilities — 11.02%	155,882

Net Assets — 100%	$1,415,144

(a)  Non-income producing security.

See notes to financial statements.

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MONY SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2002

	Equity Income Portfolio	Equity Growth Portfolio	Intermediate Term Bond Portfolio

Assets:

Investments at value	$9,319,296	$1,077,921	$91,240,204

Foreign currency at value (cost—$119)	118	—	—

Cash	473,461	94,770	700

Receivable for fund shares sold	16,646	—	4,173

Dividends and interest receivable	19,450	1,526	1,329,323

Due from investment advisor	—	—	—

Other assets	555	68	5,447

Total assets	9,829,526	1,174,285	92,579,847

Liabilities:

Payable for fund shares redeemed	—	11	19,157

Payable for investments purchased	—	—	—

Investment advisory fees payable	4,222	513	39,100

Administration fees payable	253	31	2,346

Accrued expenses and other liabilities	4,902	3,237	19,860

Total liabilities	9,377	3,792	80,463

Net Assets	$9,820,149	$1,170,493	$92,499,384

Analysis of Net Assets:

Paid-in capital	$10,359,434	$1,536,688	$84,095,591

Undistributed (accumulated) net investment income (loss)	187,315	4,341	3,870,898

Undistributed (accumulated) net realized gain (loss) on investments	(200,395)	(109,482)	(1,036,610)

Unrealized appreciation (depreciation) on investments	(526,205)	(261,054)	5,569,505

Net Assets	$9,820,149	$1,170,493	$92,499,384

Fund shares outstanding	790,212	94,528	7,815,790

Net asset value per share	$12.43	$12.38	$11.83

Investments at cost	$9,845,501	$1,338,975	$85,670,699

See notes to financial statements.

Long Term Bond Portfolio	Government Securities Portfolio	Money Market Portfolio	Diversified Portfolio

$117,203,746	$138,489,737	$316,109,794	$1,259,262

—	—	—	—

347	382	—	210,411

106,549	132,648	46,249	—

1,708,371	1,141,879	1,160,570	1,653

—	—	44,758	—

6,496	8,419	24,180	79

119,025,509	139,773,065	317,385,551	1,471,405

12,918	—	387,772	—

—	—	—	53,068

49,401	58,646	108,717	615

2,964	3,519	8,154	37

27,653	20,577	102,591	2,541

92,936	82,742	607,234	56,261

$118,932,573	$139,690,323	$316,778,317	$1,415,144

$104,412,818	$131,487,779	$316,778,317	$1,682,466

6,408,683	3,692,028	—	15,441

44,409	(223,678)	—	(75,084)

8,066,663	4,734,194	—	(207,679)

$118,932,573	$139,690,323	$316,778,317	$1,415,144

8,187,948	11,816,897	316,778,317	175,283

$14.53	$11.82	$1.00	$8.07

$109,137,083	$133,755,543	$316,109,794	$1,466,941

See notes to financial statements.

MONY SERIES FUND, INC.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2002

	Equity Income Portfolio	Equity Growth Portfolio	Intermediate Term Bond Portfolio

Investment Income:

Interest	$7,868	$649	$4,422,987	(1)

Dividends	254,647 (1)	20,067 (1)	—

Total investment income	262,515	20,716	4,422,987

Expenses:

Investment advisory fees	57,047	7,120	424,269

Transfer agent fees	328	47	2,782

Custodian and accounting fees	12,478	8,702	27,255

Reports to shareholders	4,636	456	46,088

Administration fees	3,423	427	25,456

Directors’ fees	974	150	7,314

Audit and legal fees	1,277	122	10,590

Other expenses	3,057	2,134	8,331

Total expenses	83,220	19,158	552,085

Expense reimbursement	—	(116)	—

Expenses reduced by expense offset arrangements	(6,552)	(2,666)	—

Total expenses, net of reimbursement and expense offset arrangements	76,668	16,376	552,085

Net investment income (loss)	185,847	4,340	3,870,902

Realized and unrealized gain (loss) on investments — net:

Net realized gain (loss) on investments	(156,676)	(97,828)	262,740

Net change in unrealized gain (loss) on investments	(1,857,074)	(282,118)	3,600,677

Net realized and unrealized gain (loss) on investments	(2,013,750)	(379,946)	3,863,417

Net increase (decrease) in net assets resulting from operations	$(1,827,903)	$(375,606)	$7,734,319

See Notes to Financial Statements

(1)	Net of foreign taxes withheld of $452 for Equity Income, $45 for Equity Growth, $4,028 for Intermediate Term Bond, $4,028 for Long Term Bond and $41 for Diversified.

Long Term Bond Portfolio		Government Securities Portfolio	Money Market Portfolio	Diversified Portfolio

$7,221,350	(1)	$4,413,097	$6,314,190	$13,121

—		—	—	17,808 (1)

7,221,350		4,413,097	6,314,190	30,929

637,376		558,154	1,270,885	7,973

4,101		3,656	10,133	45

37,168		27,864	53,990	8,480

59,593		68,898	156,980	515

38,243		33,489	95,316	478

10,710		9,675	27,112	169

14,675		15,719	36,611	140

10,789		9,323	29,162	2,147

812,655		726,778	1,680,189	19,947

—		—	(91,583)	—

—		—	—	(4,462)

812,655		726,778	1,588,606	15,485

6,408,695		3,686,319	4,725,584	15,444

2,223,898		(202)	—	(65,514)

7,621,603		3,472,509	—	(235,505)

9,845,501		3,472,307	—	(301,019)

$16,254,196		$7,158,626	$4,725,584	$(285,575)

See Notes to Financial Statements

MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Income Portfolio		Equity Growth Portfolio		Intermediate Term Bond Portfolio
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

From operations:

Net investment income (loss)	$185,847	$224,564	$4,340	$9,491	$3,870,902	$3,153,766

Net realized gain (loss) on investments	(156,676)	1,126,632	(97,828)	(10,110)	262,740	(896,348)

Net change in unrealized gain (loss) on investments	(1,857,074)	(3,116,583)	(282,118)	(447,461)	3,600,677	2,556,809

Increase (decrease) in net assets resulting from operations	(1,827,903)	(1,765,387)	(375,606)	(448,080)	7,734,319	4,814,227

Distributions to shareholders from:

Net investment income	(222,570)	(258,088)	(9,491)	—	(3,153,769)	(3,046,236)

Net realized gains on investments	(1,175,074)	(1,501,749)	—	(890,881)	—	—

Total distributions to shareholders	(1,397,644)	(1,759,837)	(9,491)	(890,881)	(3,153,769)	(3,046,236)

From capital share transactions:

Shares sold	236,196	323,925	71,781	60,739	31,797,814	37,791,456

Reinvestment of distributions	1,397,644	1,759,837	9,491	890,881	3,153,769	3,046,236

Shares redeemed	(1,559,289)	(2,580,001)	(217,018)	(520,526)	(20,401,167)	(22,048,799)

Total increase (decrease) in net assets resulting from capital share transactions	74,551	(496,239)	(135,746)	431,094	14,550,416	18,788,893

Total increase (decrease) in net assets	(3,150,996)	(4,021,463)	(520,843)	(907,867)	19,130,966	20,556,884

Net assets:

Beginning of period	12,971,145	16,992,608	1,691,336	2,599,203	73,368,418	52,811,534

End of period	$9,820,149	$12,971,145	$1,170,493	$1,691,336	$92,499,384	$73,368,418

Capital share activity:

Shares issued	17,276	18,194	4,818	3,189	2,822,665	3,412,352

Shares issued in reinvestment of distributions	90,815	102,555	589	49,549	292,829	284,429

Shares redeemed	(110,923)	(145,352)	(15,912)	(21,717)	(1,809,632)	(2,001,969)

Net increase (decrease)	(2,832)	(24,603)	(10,505)	31,021	1,305,862	1,694,812

See notes to financial statements

Long Term Bond Portfolio		Government Securities Portfolio		Money Market Portfolio		Diversified Portfolio
Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001

$6,408,695	$6,330,769	$3,686,319	$3,007,124	$4,725,584	$10,873,044	$15,444	$33,967

2,223,898	414,033	(202)	21,195	—	—	(65,514)	193,348

7,621,603	279,730	3,472,509	975,616	—	—	(235,505)	(620,230)

16,254,196	7,024,532	7,158,626	4,003,935	4,725,584	10,873,044	(285,575)	(392,915)

(6,330,781)	(5,900,053)	(3,007,128)	(2,758,482)	(4,725,584)	(10,873,044)	(33,969)	(23,342)

—	—	—	—	—	—	(202,918)	(542,544)

(6,330,781)	(5,900,053)	(3,007,128)	(2,758,482)	(4,725,584)	(10,873,044)	(236,887)	(565,886)

32,938,345	48,967,217	69,931,965	50,276,581	248,377,425	356,489,138	71,000	87,658

6,330,781	5,900,053	3,007,128	2,758,482	4,725,584	10,873,044	236,887	565,886

(61,976,741)	(27,007,501)	(23,751,643)	(21,338,477)	(251,261,343)	(320,724,576)	(196,009)	(740,187)

(22,707,615)	27,859,769	49,187,450	31,696,586	1,841,666	46,637,606	111,878	(86,643)

(12,784,200)	28,984,248	53,338,948	32,942,039	1,841,666	46,637,606	(410,584)	(1,045,444)

131,716,773	102,732,525	86,351,375	53,409,336	314,936,651	268,299,045	1,825,728	2,871,172

$118,932,573	$131,716,773	$139,690,323	$86,351,375	$316,778,317	$314,936,651	$1,415,144	$1,825,728

2,440,967	3,699,716	6,079,106	4,441,157	248,377,425	356,489,138	7,281	7,005

505,653	452,111	271,892	250,771	4,725,584	10,873,044	24,346	47,474

(4,605,268)	(2,044,179)	(2,067,701)	(1,890,081)	(251,261,343)	(320,724,576)	(20,984)	(50,098)

(1,658,648)	2,107,648	4,283,297	2,801,847	1,841,666	46,637,606	10,643	4,381

See notes to financial statements

MONY SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Equity Income Portfolio
	Years Ended December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$16.36	$20.78	$23.42	$25.95	$27.10

Income from investment operations:

Net investment income (loss)	0.23 (a)	0.27 (a)	0.32 (a)	0.38 (a)	0.78

Net realized and unrealized gain (loss) on investments	(2.36)	(2.44)	0.68	1.90	2.62

Total from investment operations	(2.13)	(2.17)	1.00	2.28	3.40

Less dividends and distributions:

Dividends from net investment income	(0.29)	(0.33)	(0.39)	(0.51)	(0.88)

Distributions from net capital gains	(1.51)	(1.92)	(3.25)	(4.30)	(3.67)

Total distributions	(1.80)	(2.25)	(3.64)	(4.81)	(4.55)

Net asset value, end of period	$12.43	$16.36	$20.78	$23.42	$25.95

Total return	(15.14)%	(10.97)%	6.07%	8.04%	12.63%

Net assets, end of period (in thousands)	$9,820	$12,971	$16,993	$18,460	$19,801

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.73%	0.71%	0.73%	0.70%	0.76%

Ratio of expenses to average net assets	0.67%	0.71%	0.72%	0.70%	0.75%

Ratio of net investment income (loss) to average net assets	1.63%	1.56%	1.58%	1.57%	1.88%

Portfolio turnover rate	41%	36%	31%	27%	28%

	Equity Growth Portfolio
	Years Ended December 31,
	2002	2001	2000		1999		1998

Net asset value, beginning of period	$16.10	$35.12	$48.65		$38.20		$36.08

Income from investment operations:

Net investment income (loss)	0.04 (a)	0.09 (a)	(0.04	)(a)	(0.20	)(a)	1.50

Net realized and unrealized gain (loss) on investments	(3.67)	(5.44)	(3.03)		14.05		6.88

Total from investment operations	(3.63)	(5.35)	(3.07)		13.85		8.38

Less dividends and distributions:

Dividends from net investment income	(0.09)	—	—		—		(1.62)

Distributions from net capital gains	—	(13.67)	(10.46)		(3.40)		(4.64)

Total distributions	(0.09)	(13.67)	(10.46)		(3.40)		(6.26)

Net asset value, end of period	$12.38	$16.10	$35.12		$48.65		$38.20

Total return	(22.67)%	(19.29)%	(8.46)%		37.98%		25.46%

Net assets, end of period (in thousands)	$1,170	$1,691	$2,599		$3,362		$3,109

Ratio of expenses to average net assets (excluding expense offset arrangements)	1.34%	1.15%	1.40%		1.49%		1.93%

Ratio of expenses to average net assets	1.15%	1.15%	1.37%		1.46%		1.82%

Ratio of expenses (excluding expense reimbursements and expense offset arrangements) to average net assets	1.35%	1.32%	1.40%		1.49%		1.93%

Ratio of net investment income (loss) to average net assets	0.30%	0.48%	(0.10)%		(0.49)%		(0.48)%

Portfolio turnover rate	46%	54%	41%		31%		38%

See notes to financial statements.

MONY SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Intermediate Term Bond Portfolio
	Years Ended December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$11.27	$10.97	$10.82	$11.33	$11.12

Income from investment operations:

Net investment income (loss)	0.52 (a)	0.56 (a)	0.62 (a)	0.61 (a)	0.51

Net realized and unrealized gain (loss) on investments	0.49	0.34	0.19	(0.59)	0.28

Total from investment operations	1.01	0.90	0.81	0.02	0.79

Less dividends and distributions:

Dividends from net investment income	(0.45)	(0.60)	(0.66)	(0.53)	(0.58)

Distributions from net capital gains	—	—	—	—	—

Total distributions	(0.45)	(0.60)	(0.66)	(0.53)	(0.58)

Net asset value, end of period	$11.83	$11.27	$10.97	$10.82	$11.33

Total return	9.34%	8.51%	7.94%	0.23%	7.44%

Net assets, end of period (in thousands)	$92,499	$73,368	$52,812	$55,595	$59,531

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.65%	0.62%	0.61%	0.57%	0.62%

Ratio of expenses to average net assets	0.65%	0.62%	0.61%	0.57%	0.61%

Ratio of net investment income (loss) to average net assets	4.56%	5.09%	5.86%	5.50%	5.61%

Portfolio turnover rate	10%	19%	30%	40%	18%

	Long-Term Bond Portfolio
	Years Ended December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$13.38	$13.27	$12.32	$14.17	$13.64

Income from investment operations:

Net investment income (loss)	0.68 (a)	0.70 (a)	0.74 (a)	0.74 (a)	0.56

Net realized and unrealized gain (loss) on investments	1.10	0.12	1.08	(1.80)	0.75

Total from investment operations	1.78	0.82	1.82	(1.06)	1.31

Less dividends and distributions:

Dividends from net investment income	(0.63)	(0.71)	(0.87)	(0.53)	(0.72)

Distributions from capital gains	—	—	—	(0.26)	(0.06)

Total distributions	(0.63)	(0.71)	(0.87)	(0.79)	(0.78)

Net asset value, end of period	$14.53	$13.38	$13.27	$12.32	$14.17

Total return	14.06%	6.28%	15.61%	(7.60)%	10.08%

Net assets, end of period (in thousands)	$118,933	$131,717	$102,733	$105,317	$122,957

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.64%	0.62%	0.60%	0.55%	0.58%

Ratio of expenses to average net assets	0.64%	0.62%	0.59%	0.55%	0.57%

Ratio of net investment income (loss) to average net assets	5.03%	5.25%	6.02%	5.68%	5.50%

Portfolio turnover rate	30%	39%	19%	43%	41%

See notes to financial statements.

MONY SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Government Securities Portfolio
	Years Ended December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$11.46	$11.29	$10.91	$11.17	$10.89

Income from investment operations:

Net investment income (loss)	0.38 (a)	0.51 (a)	0.58 (a)	0.56 (a)	0.33

Net realized and unrealized gain (loss) on investments	0.35	0.21	0.42	(0.49)	0.39

Total from investment operations	0.73	0.72	1.00	0.07	0.72

Less dividends and distributions:

Dividends from net investment income	(0.37)	(0.55)	(0.62)	(0.33)	(0.44)

Distributions from net capital gains	—	—	0.00 (b)	0.00 (b)	—

Total distributions	(0.37)	(0.55)	(0.62)	(0.33)	(0.44)

Net asset value, end of period	$11.82	$11.46	$11.29	$10.91	$11.17

Total return	6.57%	6.58%	9.70%	0.66%	6.85%

Net assets, end of period (in thousands)	$139,690	$86,351	$53,409	$57,337	$54,615

Ratio of expenses (excluding expense offset arrangements) to average net assets	0.65%	0.62%	0.61%	0.58%	0.64%

Ratio of expenses to average net assets	0.65%	0.62%	0.61%	0.57%	0.62%

Ratio of net investment income (loss) to average net assets	3.30%	4.48%	5.41%	5.09%	5.10%

Portfolio turnover rate	10%	20%	8%	8%	30%

	Money Market Portfolio
	Years Ended December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	$0.01	$0.04	0.06	0.05	0.05

Total from investment operations	0.01	0.04	0.06	0.05	0.05

Dividends from net investment income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.50%	3.80%	6.11%	4.98%	5.25%

Net assets, end of period (in thousands)	$316,778	$314,937	$268,299	$336,532	$349,421

Ratio of expenses to average net assets	0.50%	0.50%	0.47%	0.44%	0.45%

Ratio of expenses (excluding expense reimbursement) to average net assets	0.53%	0.51%	0.47%	0.44%	0.45%

Ratio of net investment income (loss) to average net assets	1.49%	3.65%	5.93%	4.84%	5.09%

See notes to financial statements.

MONY SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period is as follows:

	Diversified Portfolio
	Years Ended December 31,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$11.09	$17.92	$22.93	$19.91	$20.61

Income from investment operations:

Net investment income (loss)	0.09 (a)	0.20 (a)	0.14 (a)	0.08 (a)	1.41

Net realized and unrealized gain (loss) on investments	(2.08)	(2.66)	(1.33)	5.60	2.85

Total from investment operations	(1.99)	(2.46)	(1.19)	5.68	4.26

Less dividends and distributions:

Dividends from net investment income	0.21	(0.20)	(0.09)	(0.08)	(1.65)

Distributions from net capital gains	(1.24)	(4.17)	(3.73)	(2.58)	(3.31)

Total distributions	(1.03)	(4.37)	(3.82)	(2.66)	(4.96)

Net asset value, end of period	$8.07	$11.09	$17.92	$22.93	$19.91

Total return	(16.37)%	(15.40)%	(6.55)%	30.53%	23.69%

Net assets, end of period (in thousands)	$1,415	$1,826	$2,871	$3,568	$3,280

Ratio of expenses (excluding expense offset arrangements) to average net assets	1.25%	1.15%	1.27%	1.50%	1.83%

Ratio of expenses to average net assets	0.97%	1.15%	1.25%	1.46%	1.75%

Ratio of expenses (excluding expense reimbursement and expense arrangements)	1.25%	1.26%	1.27%	1.50%	1.83%

Ratio of net investment income (loss) to average net assets	0.97%	1.61%	0.68%	0.40%	0.40%

Portfolio turnover rate	66%	47%	27%	27%	34%

(a)	Based on average shares outstanding.
(b)	Less than $0.01 per share.

See notes to financial statements.

MONY SERIES FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2002

1.  Organization and Business

MONY Series Fund, Inc. (the “Fund”), a Maryland corporation organized on December 14, 1984, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and is composed of seven separate investment funds or portfolios as follows: Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market and Diversified. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the net assets of that portfolio and will have no interest in the net assets of any other portfolio.

The Fund is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

2.  Significant Accounting Policies

Valuation of Investments — Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but have no current day sales and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase and all securities held by the Money Market Portfolio are valued at amortized cost, which approximates market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. All other securities, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 2002, there were no such securities.

Repurchase Agreements — Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio’s holding period. Under each repurchase agreement, the portfolio receives, as collateral, U.S. Government/Agency securities whose market value (including interest) is at least equal to the repurchase price.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Fund intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and distribute substantially all of its taxable income to shareholders.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

Expenses — Each portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets. Certain portfolios may earn credits at the custodian on uninvested cash balances. These credits are used by the Portfolio to offset custodian fees.

MONY SERIES FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2002

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and Distributions — Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

3.  Investment Advisory Fees and Transactions with Affiliates

Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America (“Investment Adviser” or “MONY America”), a wholly-owned subsidiary of The MONY Life Insurance Company (“MONY”), the Investment Adviser provides investment advice and related services for each of the Fund’s portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors and officers of the Fund who are affiliates of the Investment Adviser.

For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of each of the Fund’s portfolios except the Money Market Portfolio, which is 0.40% of the first $400,000,000 of the average daily net assets; 0.35% of the next $400,000,000 of the average daily net assets of each of the Fund’s portfolios; and 0.30% of the average daily net assets of each of the Fund’s portfolios in excess of $800,000,000.

MONY America has contractually agreed to limit the portfolios’ expenses through April 30, 2003 to the following expense ratios: Equity Income — 1.05%, Equity Growth — 1.15%, Intermediate Term Bond Portfolio — 0.75%, Long Term Bond Portfolio — 0.75%, Government Securities Portfolio — 0.75%, Money Market Portfolio — 0.50% and Diversified Portfolio —1.15%.

Enterprise Capital Management (“ECM”), a wholly-owned subsidiary of MONY, provides administrative services to the Fund. For its services ECM receives an administrative fee, payable monthly and computed at an annual rate equal to 0.03% of the Fund’s average daily net assets.

Aggregate directors’ fees incurred for non-affiliated directors of the Fund for the period ended December 31, 2002 amounted to $56,104.

4.  Capital Stock

The Fund has 2 billion authorized shares of capital stock with a par value of $0.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios as follows: Equity Income (150 million shares); Equity Growth (150 million shares); Intermediate Term Bond (150 million shares); Long Term Bond (150 million shares); Government Securities (150 million shares); Money Market (750 million shares) and Diversified (150 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

MONY SERIES FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2002

5.  Investment Transactions

For the year ended December 31, 2002 purchases and sales proceeds of investments, other than short-term investments, were as follows:

		Purchases	Sales

Equity Income	Common Stock	$4,358,714	$4,903,763

Equity Growth	Common Stock	547,315	540,716

Intermediate Term Bond	U.S. Government Obligations	12,521,678	6,053,129

	Corporate Bonds	13,966,161	1,995,751

Long Term Bond	U.S. Government Obligations	16,770,684	41,243,158

	Corporate Bonds	17,911,054	15,433,851

Government Securities	U.S. Government	45,745,886	7,416,202

Diversified	Common Stock	821,667	388,928

	U.S. Government	—	500,000

6.  Federal Tax Information

Net investment income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, paydowns and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2002 was as follows:

Portfolio	Ordinary Income	Long-Term Capital Gain	Total Distribution

Equity Income	$222,570	$1,175,074	$1,397,644

Equity Growth	9,491	—	9,491

Intermediate Term Bond	3,153,769	—	3,153,769

Long Term Bond	6,330,781	—	6,330,781

Government Securities	3,007,128	—	3,007,128

Diversified	33,969	202,918	236,887

The tax character of distributable earnings/accumulated losses as of December 31, 2002 was as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Expiration

Equity Income	$184,636	—	$(572,791)	$151,130	2010

Equity Growth	4,341	—	(276,334)	94,202	2009-2010

Intermediate Term Bond	3,870,898	—	5,569,397	1,036,502	2008-2009

Long Term Bond	6,418,905	$44,409	8,066,663	—	—

Government Securities	3,692,028	—	4,734,194	223,678	2008-2010

Diversified	15,441	—	(232,066)	50,697	2010

MONY SERIES FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

December 31, 2002

Tax Basis Unrealized Gain (Loss) on Investments and Distributions

At December 31, 2002, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Portfolio	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Equity Income	$9,892,087	$526,733	$(1,099,524)	$(572,791)

Equity Growth	1,354,255	30,179	(306,513)	(276,334)

Intermediate Term Bond	85,670,807	5,735,740	(166,343)	5,569,397

Long Term Bond	109,137,083	9,654,306	(1,587,643)	8,066,663

Government Securities	133,755,543	4,734,194	—	4,734,194

Diversified	1,491,328	18,532	(250,598)	(232,066)

Report of Independent Accountants

To the Board of Directors and Shareholders of

MONY Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market and Diversified Portfolios (constituting MONY Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2002, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 14, 2003

Investment Adviser

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

Principal Underwriter and Distributor

MONY Securities Corporation

1740 Broadway

New York, New York 10019

Custodian and Transfer Agent

State Street Bank and Trust Company

P.O. Box 1713

Boston, Massachusetts 02105

Independent Accountants

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, Pennsylvania 19103

This report is authorized for distribution only to shareholders and to others who have received a copy of this Fund’s prospectus.

DIRECTORS AND OFFICERS

NAME, AGE AND ADDRESS	POSITIONS HELD	LENGTH OF SERVICE (YEARS)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Joel Davis (68) Westport, CT	Director Audit Committee member	18	President, Architectural Designs, Inc.; Partner, Davis/Herschbein & Associates, LLC	7	—

Michael J. Drabb (69) Convent Station, NJ	Director Audit Committee member	18	Retired Executive Vice President, O’Brien Asset Management	7	Mainstay VP Series Fund; NYL Settlement Corp. U.S. Food Service

Alan J. Hartnick (72) New York, NY	Director Audit Committee member	8	Partner, Abelman, Frayne & Schwab, Attorneys-At-Law	7	—

Floyd L. Smith (71) Naples, FL	Director Audit Committee Chairman	18	Retired Vice Chairman and Chief Investment Officer, MONY	7	Empire Fidelity Investments Life Insurance Company

INTERESTED PARTIES:

Kenneth M. Levine (56) New York, NY	Chairman President, Director	11	Executive Vice President and Chief Investment Officer, The MONY Group, Inc. and MONY; Executive Vice President, MONY America	7	The MONY Group Inc. and various affiliates

Phillip G. Goff (39) Atlanta, GA	Controller	3	Senior Vice President and CFO, EFD; Vice President and CFO, ECM, EAT, and EGF	—	—

John C. Norton (56) New York, NY	Vice President— Compliance	10 mos.	Chief Compliance Officer-MONY Securities Corporation; 1996-2001 Assistant Vice President-Compliance, MONY	—	—

David Weigel (56) New York, NY	Treasurer	11	Vice President and Treasurer of MONY and various affiliates	—	—

Arthur D. Woods (47) New York, NY	Secretary	2	Vice President, Chief Counsel-Operations, MONY; 1996-2000 Vice President and Counsel, Prudential Life Insurance Company of America	—	—

Footnotes:

EAT-Enterprise Accumulation Trust	EGF plc-Enterprise Global Funds plc

ECM-Enterprise Capital Management, Inc.

EFD-Enterprise Fund Distributors, Inc.	MONY-The MONY Life Insurance Company

EGF-The Enterprise Group of Funds, Inc.	MONY America-MONY Life Insurance Company of America

The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available by calling 1-800-487-6669.